UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2011 (November 30, 2010)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On December 2, 2010, Endo Pharmaceuticals Holdings Inc. (“Endo” or “the Company”) filed a Current Report on Form 8-K (the “Original Filing”) to announce that its wholly-owned subsidiary Endo Pharmaceuticals Inc. had completed its acquisition of all of the issued and outstanding capital stock of Generics International (US Parent), Inc. (d/b/a Qualitest Pharmaceuticals) (“Qualitest”), from an affiliate of Apax Partners, L.P. On February 14, 2011, Endo filed a Current Report on Form 8-K/A (“Amendment No. 1”) to amend the Original Filing to include as exhibit 99.1 to Amendment No. 1, the requisite financial statements of Generics International (US), Inc. and Subsidiaries, pursuant to Item 9.01 (“Financial Statements”). Generics International (US), Inc. and Subsidiaries are wholly-owned by Qualitest.

Endo is filing this second amendment on Form 8-K/A to include as Exhibit 99.1 amended Financial Statements to replace the Report of Independent Auditors (the “Original Auditor’s Report”) with the Report of Independent Registered Public Accounting Firm (the “Reissued Auditor’s Report”). The Original Auditor’s Report was revised to reflect that an audit was performed in accordance with the standards of the Public Company Accounting Oversight Board (United States). No other changes have been made to the Financial Statements.

This Current Report on Form 8-K/A continues to speak as of the dates of the Original Filing and Amendment No. 1, does not reflect events that may have occurred subsequent to the filing dates and does not modify or update in any way disclosures made in the Original Filing or Amendment No. 1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

1.	The audited consolidated financial statements of Generics International (US), Inc. and Subsidiaries, including the consolidated balance sheet as of December 31, 2009 and the related consolidated statements of operations, stockholder’s equity and cash flows for the year ended December 31, 2009 and notes thereto, are attached as Exhibit 99.1 and incorporated herein by reference.

2.	The unaudited condensed consolidated financial statements of Generics International (US), Inc., including the consolidated balance sheet as of September 30, 2010, and the related consolidated statements of operations, stockholder’s equity and cash flows for the nine-month periods ended September 30, 2010 and 2009 and the notes thereto, are incorporated herein by reference to Exhibit 99.2 of the Current Report on Form 8-K/A filed with the Commission on February 14, 2011.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed financial information for the year ended December 31, 2009 and the nine-months ended September 30, 2010 to the Current Report on Form 8-K/A dated February 14, 2011, is incorporated herein by reference to Exhibit 99.3 of the Current Report on Form 8-K/A filed with the Commission on February 14, 2011.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Generics International (US), Inc. and Subsidiaries as of and for the year ended December 31, 2009.

99.2	Unaudited consolidated financial statements of Generics International (US), Inc. and Subsidiaries as of September 30, 2010 and for the nine-month periods ended September 30, 2010 and 2009 (incorporated herein by reference to Exhibit 99.2 of the Current Report on Form 8-K/A filed with the Commission on February 14, 2011).

99.3	Unaudited pro forma financial information for the year ended December 31, 2009 and for the nine-months ended September 30, 2010 (incorporated herein by reference to Exhibit 99.3 of the Current Report on Form 8-K/A filed with the Commission on February 14, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: October 13, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Generics International (US), Inc. and Subsidiaries as of and for the year ended December 31, 2009.

99.2	Unaudited consolidated financial statements of Generics International (US), Inc. and Subsidiaries as of September 30, 2010 and for the nine-month periods ended September 30, 2010 and 2009 (incorporated herein by reference to Exhibit 99.2 of the Current Report on Form 8-K/A filed with the Commission on February 14, 2011).

99.3	Unaudited pro forma financial information for the year ended December 31, 2009 and for the nine-months ended September 30, 2010 (incorporated herein by reference to Exhibit 99.3 of the Current Report on Form 8-K/A filed with the Commission on February 14, 2011).